Supplement dated October 1, 2015

to the Prospectus and Summary Prospectus dated May 1, 2015,

as supplemented May 1, 2015, for the following Fund:

COLUMBIA ACORN TRUST

Columbia Acorn® Fund

Effective October 1, 2015, as anticipated on May 1, 2015, Robert A. Mohn has stepped down from his portfolio management role with Columbia Acorn Fund and from his roles as Domestic Chief Investment Officer of Columbia Wanger Asset Management, LLC (“CWAM”) and Vice President of Columbia Acorn Trust (the “Trust”). P. Zachary Egan, Fritz Kaegi and David L. Frank will continue in their current portfolio management roles with the Fund.

Accordingly, the Prospectus and Summary Prospectus for the Fund are hereby supplemented immediately by removing all references to Robert A. Mohn that appear under the headings Summary of the Fund – Fund Management and More Information About the Fund – Primary Service Providers – Portfolio Managers.

The Prospectus and Summary Prospectus for the Fund are also hereby supplemented immediately to reflect that and P. Zachary Egan, President of CWAM and trustee of the Trust, and formerly the International Chief Investment Officer of CWAM, has become Chief Investment Officer of CWAM.

Shareholders should retain this Supplement for future reference.

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